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       THE TURKISH INVESTMENT FUND, INC. ANNOUNCES THE COMMENCEMENT OF ITS
                                RIGHTS OFFERING

         NEW YORK, June 8, 2006--The Turkish Investment Fund, Inc. (the "Fund")
(NYSE: TKF) announced today that the Subscription Period for its Rights Offering to holders of the Fund's common stock has commenced.

         The Fund is issuing to its stockholders non-transferable Rights entitling the holders to subscribe for an aggregate of approximately 1,408,046 shares of the Fund's common stock. Each stockholder is to be issued one Right for each share of the Fund's common stock owned on the record date, June 5,
2006.

         The Rights entitle the stockholders to acquire one share for each four
Rights held. The Subscription Period commences today, June 8, 2006, and will expire at 5:00 p.m., New York time, on June 28, 2006, unless extended (the
"Expiration Date"). The actual subscription price per share will be determined on the Expiration Date and will be 95% of the average of the last reported sales price per share of the Fund's common stock on the New York Stock Exchange on the
Expiration Date of the Rights Offering and the four preceding trading days, with a requirement that the price be no lower than the net asset value per share of the Fund's common stock at the close of trading on the New York Stock Exchange on the Expiration Date.

         Stockholders who fully exercise all Rights issued to them will be entitled to subscribe for additional shares at the subscription price pursuant to an over-subscription privilege. If all available shares are then subscribed for, the Fund may issue additional shares of an amount up to 25% of the shares available pursuant to the Rights Offering. If all Rights are exercised
(including the additional 25%), the Fund will issue approximately 1,760,057 shares of its common stock in the Rights Offering.

         The Fund is listed on the New York Stock Exchange under the ticker symbol "TKF." The Fund is a closed-end management investment company seeking long-term capital appreciation through investment primarily in equity securities of Turkish corporations.

         Persons seeking further information regarding the Fund's Rights
Offering, or interested in obtaining a prospectus, should contact their broker or nominee, or contact the Fund's Information Agent:

                    GEORGESON SHAREHOLDER COMMUNICATIONS, INC.
                    17 State Street, 10th Floor
                    New York, NY 10004
                    Toll free: (800) 868-1346
                    or
                    For banks and brokers: (212) 440-9800

         The Fund's U.S. investment adviser is Morgan Stanley Investment
Management Inc. ("MSIM"), a wholly-owned subsidiary of Morgan Stanley. MSIM, with over 400 investment professionals around the world, has more than $442 billion in assets under management or supervision as of February 28, 2006. MSIM offers investment management services to a diverse client base, which includes governments, institutions, corporations and individuals.

         Morgan Stanley (NYSE:MS) is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 30 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

         INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS AND
CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS
AND OTHER INFORMATION ABOUT THE FUND AND CAN BE OBTAINED FROM GEORGESON
SHAREHOLDER COMMUNICATIONS, INC., AS SET FORTH ABOVE. INVESTORS SHOULD READ THE
PROSPECTUS CAREFULLY BEFORE INVESTING.

         THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE
SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN
ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL UNDER THE
SECURITIES LAWS OF ANY SUCH STATE.

For media inquiries, please contact:

Erica Platt
Media Relations
212-762-3268

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